SUBORDINATED DEBENTURES (Notes)	12 Months Ended
Dec. 31, 2019
SUBORDINATED DEBENTURES [Abstract]
Subordinated Borrowings Disclosure [Text Block]
Junior Subordinated Debentures
On September 21, 2006, Security Federal Statutory Trust (the “Trust”), a wholly-owned subsidiary of the Company, issued and sold fixed and floating rate capital securities of the Trust (the “Capital Securities”), which are reported on the consolidated balance sheet as junior subordinated debentures, generating proceeds of $5.2 million. The Trust loaned these proceeds to the Company to use for general corporate purposes, primarily to provide capital to the Bank.
The Capital Securities accrue and pay distributions quarterly at a floating rate of three month LIBOR plus 170 basis points which was a rate per annum equal to 3.59% and 4.49% at December 31, 2019 and 2018, respectively. The distribution rate payable on the Capital Securities is cumulative and payable quarterly in arrears.
The Company has the right, subject to events of default, to defer payments of interest on the Capital Securities for a period not to exceed 20 consecutive quarterly periods, provided that no extension period may extend beyond the maturity date of December 15, 2036. The Company has no current intention to exercise its right to defer payments of interest on the Capital Securities. The Capital Securities mature or are mandatorily redeemable upon maturity on December 15, 2036, or upon earlier optional redemption as provided in the indenture. The Company has had the right to redeem the Capital Securities in whole or in part since September 15, 2011.
(14)    Subordinated Debentures

On November 22, 2019, the Company sold and issued to certain institutional investors $17.5 million in aggregate principal amount of 5.25% fixed-to-floating rate subordinated notes due 2029 (the “10-Year Notes”) and $12.5 million in aggregate principal amount of 5.25% fixed-to-floating rate subordinated notes due 2034 (the “15-Year Notes”, and together with the 10-Year Notes, the “Notes”). The 10-Year Notes have a stated maturity of November 22, 2029, and bear interest at a fixed rate of 5.25% per year, from and including November 22, 2019 but excluding November 22, 2024. From and including November 22, 2024 to but excluding the maturity date or early redemption date, the interest rate shall reset semi-annually to an interest rate equal to the then-current three-month LIBOR rate plus 369 basis points. The 15-Year Notes have a stated maturity of November 22, 2034, and bear interest at a fixed rate of 5.25% per year, from and including November 22, 2019 but excluding November 22, 2029. From and including November 22, 2029 to but excluding the maturity date or early redemption date, the interest rate for the 15-Year Notes shall reset semi-annually to an interest rate equal to the then-current three-month LIBOR rate plus 357 basis points. The Notes are payable semi-annually in arrears on June 1 and December 1 of each year commencing June 1, 2020.

The Notes are not subject to redemption at the option of the holder and may be redeemed by the Company only under certain limited circumstances prior to November 22, 2024, with respect to the 10-Year Notes, and November 22, 2029, with respect to the 15-Year Notes. The Company may redeem the 10-Year Notes and the 15-Year Notes at its option, in whole at any time, or in part from time to time, after November 22, 2024 and November 22, 2029, respectively. The Notes are unsecured, subordinated obligations of the Company and rank junior in right to payment to the Company’s current and future senior indebtedness, and each Note is equal in right to payment with respect to the other Notes.

The Notes have been structured to qualify as Tier 2 capital for the Company under applicable regulatory guidelines. The Company used the net proceeds from the sale of the Notes to fund the redemption of the convertible senior debentures and for general corporate purposes to support future growth.